Exhibit 8.1

Controlling company
Parent company

Fiat S.p.A.	Italy

Subsidiaries consolidated on a line-by-line basis

Automobiles
Fiat Auto Holdings B.V.	Netherlands
B.D.C. S.A.	Belgium
Banco Fidis de Investimento SA	Brazil
Clickar Assistance S.r.l.	Italy
Easy Drive S.r.l.	Italy
FAL Fleet Services S.A.S.	France
Fiat Auto (Belgio) S.A.	Belgium
Fiat Auto (France) S.A.	France
Fiat Auto (Ireland) Ltd.	Ireland
Fiat Auto (Suisse) S.A.	Switzerland
Fiat Auto (U.K.) Ltd	United Kingdom
Fiat Auto Argentina S.A.	Argentina
Fiat Auto Contracts Ltd	United Kingdom
Fiat Auto Dealer Financing SA	Belgium
Fiat Auto Espana S.A.	Spain
Fiat Auto Financial Services (Wholesale) Ltd.	United Kingdom
Fiat Auto Hellas S.A.	Greece
Fiat Auto Japan K.K.	Japan
Fiat Auto Kreditbank GmbH	Austria
Fiat Auto Lease N.V.	Netherlands
Fiat Auto Maroc S.A.	Morocco
Fiat Auto Nederland B.V.	Netherlands
Fiat Auto Poland S.A.	Poland
Fiat Auto Portuguesa S.A.	Portugal
Fiat Auto S.p.A.	Italy
Fiat Auto South Africa (Proprietary) Ltd	South Africa
Fiat Auto Var S.r.l.	Italy
Fiat Automobil AG	Germany
Fiat Automobil GmbH	Austria
Fiat Automobil Vertriebs GmbH	Germany
Fiat Automobiler Danmark A/S	Denmark
Fiat Automoveis S.A.—FIASA	Brazil
Fiat Center (Suisse) S.A.	Switzerland
Fiat Center Italia S.p.A.	Italy
Fiat CR Spol. S.R.O.	Czech Republic
Fiat Credit Belgio S.A.	Belgium
Fiat Credito Compania Financiera S.A.	Argentina
Fiat Distribuidora Portugal S.A.	Portugal
Fiat Finance Holding S.A.	Luxembourg

Fiat Finance Netherlands B.V.	Netherlands
Fiat Handlerservice GmbH	Germany
Fiat India Automobiles Private Limited	India
Fiat India Private Ltd.	India
Fiat Magyarorszag Kereskedelmi KFT.	Hungary
Fiat Motor Sales Ltd	United Kingdom
Fiat SR Spol. SR.O.	Slovack Republic
Fiat Versicherungsdienst GmbH	Germany
Fidis Credit Danmark A/S	Denmark
Fidis Dealer Services B.V.	Netherlands
Fidis Faktoring Polska Sp. z o.o.	Poland
Fidis Finance Polska Sp. z o.o.	Poland
Fidis Hungary KFT	Hungary
Fidis Renting Italia S.p.A.	Italy
Fidis S.p.A.	Italy
Finplus Renting S.A.	Spain
Inmap 2000 Espana S.L.	Spain
International Metropolitan Automotive Promotion (France) S.A.	France
Italian Automotive Center S.A.	Belgium
Sata-Società Automobilistica Tecnologie Avanzate S.p.A.	Italy
Savarent Società per Azioni	Italy
Sofice-Société de Financement des Concessionnaires s.a.s.	France
Tarfin S.A.	Switzerland
Targa Infomobility S.p.A.	Italy
Targa Rent S.r.l.	Italy
Targasys Espana S.L.	Spain
Targasys Stock SA	Spain

Agricultural and Construction Equipment
CNH Global N.V.	Netherlands
Austoft Industries Limited	Australia
Banco CNH Capital S.A.	Brazil
Bli Group Inc.	U.S.A.
Blue Leaf I.P. Inc.	U.S.A.
Case Brazil Holdings Inc.	U.S.A.
Case Canada Receivables Inc.	Canada
Case Credit Australia Investments Pty Ltd	Australia
Case Credit Holdings Limited	U.S.A.
Case Credit Ltd.	Canada
Case Equipment Holdings Limited	U.S.A.
Case Equipment International Corporation	U.S.A.
Case Europe S.a.r.l.	France
Case Harvesting Systems GmbH	Germany
Case India Limited	U.S.A.
Case International Marketing Inc.	U.S.A.
Case LBX Holdings Inc.	U.S.A.
Case Machinery (Shanghai) Co. Ltd.	People’s Rep.of China

Case New Holland Inc.	U.S.A.
Case United Kingdom Limited	United Kingdom
Case Wholesale Receivables Inc.	U.S.A.
CNH America LLC	U.S.A.
CNH Argentina S.A.	Argentina
CNH Australia Pty Limited	Australia
CNH Baumaschinen GmbH	Germany
CNH Belgium N.V.	Belgium
CNH Canada Ltd.	Canada
CNH Capital (Europe) plc	Ireland
CNH Capital America LLC	U.S.A.
CNH Capital Australia Pty Limited	Australia
CNH Capital Benelux	Belgium
CNH Capital Insurance Agency Inc.	U.S.A.
CNH Capital LLC	U.S.A.
CNH Capital plc	Ireland
CNH Capital Receivables LLC	U.S.A.
CNH Capital U.K. Ltd	United Kingdom
CNH Componentes, S.A. de C.V.	Mexico
CNH Danmark A/S	Denmark
CNH Deutschland GmbH	Germany
CNH Engine Corporation	U.S.A.
CNH Financial Services	France
CNH Financial Services A/S	Denmark
CNH Financial Services GmbH	Germany
CNH Financial Services S.r.l.	Italy
CNH France S.A.	France
CNH International S.A.	Luxembourg
CNH Italia s.p.a.	Italy
CNH Latin America Ltda.	Brazil
CNH Maquinaria Spain S.A.	Spain
CNH Osterreich GmbH	Austria
CNH Polska Sp. z o.o.	Poland
CNH Portugal-Comercio de Tractores e Maquinas Agricolas Ltda	Portugal
CNH Receivables LLC	U.S.A.
CNH Serviços Técnicos e Desenvolvimento de Negocios Ltda	Brazil
CNH Trade N.V.	Netherlands
CNH U.K. Limited	United Kingdom
CNH Wholesale Receivables LLC	U.S.A.
Fiat Kobelco Construction Machinery S.p.A.	Italy
Fiatallis North America LLC	U.S.A.
Fiat-Kobelco Construction Machinery Belgium SA	Belgium
Flexi-Coil (U.K.) Limited	United Kingdom
Harbin New Holland Tractors Co., Ltd.	People’s Rep.of China
HFI Holdings Inc.	U.S.A.
JV Uzcaseagroleasing LLC	Uzbekistan
JV UzCaseMash LLC	Uzbekistan

JV UzCaseService LLC	Uzbekistan
JV UzCaseTractor LLC	Uzbekistan
Kobelco Construction Machinery America LLC	U.S.A.
Kobelco Construction Machinery Europe BV in liquidation	Netherlands
MBA AG	Switzerland
New Holland (Canada) Credit Company	Canada
New Holland (Canada) Credit Holding Ltd. in liquidation	Canada
New Holland Australia Pty Ltd	Australia
New Holland Canada Ltd.	Canada
New Holland Credit Australia Pty Limited	Australia
New Holland Credit Company LLC	U.S.A.
New Holland Excavator Holdings LLC	U.S.A.
New Holland Financial Services Ltd	United Kingdom
New Holland Holding Limited	United Kingdom
New Holland Holdings Argentina S.A.	Argentina
New Holland Ltd	United Kingdom
New Holland Mauritius (Private) Ltd.	Mauritius
New Holland Tractor Ltd. N.V.	Belgium
New Holland Tractors (India) Private Ltd	India
O & K—Hilfe GmbH	Germany
Pryor Foundry Inc.	U.S.A.
Receivables Credit II Corporation	Canada
RosCaseMash	Russia
Shanghai New Holland Agricultural Machinery Corporation Limited	People’s Rep.of China

Commercial Vehicles
Iveco S.p.A.	Italy
2 H Energy S.A.S.	France
Amce-Automotive Manufacturing Co. Ethiopia	Ethiopia
Astra Veicoli Industriali S.p.A.	Italy
Brandschutztechnik Gorlitz GmbH	Germany
C.A.M.I.V.A. Constructeurs Associés de Matériels S.A.	France
Componentes Mecanicos S.A.	Spain
Effe Grundbesitz GmbH	Germany
Euromoteurs S.A.	France
European Engine Alliance S.c.r.l.	Italy
Heuliez Bus S.A.	France
IAV-Industrie-Anlagen-Verpachtung GmbH	Germany
Ikarus Egyedi Autobusz GY	Hungary
Ikarus Trade Kft.	Hungary
Ikarusbus Jamugyarto RT	Hungary
Industrial Vehicles Center Hainaut S.A.	Belgium
Irisbus (U.K.) Ltd	United Kingdom
Irisbus Australia Pty. Ltd.	Australia
Irisbus Benelux Ltd.	Luxembourg
Irisbus Deutschland GmbH	Germany
Irisbus France S.A.	France

Irisbus Holding S.L.	Spain
Irisbus Iberica S.L.	Spain
Irisbus Italia S.p.A.	Italy
IVC Brabant N.V. S.A.	Belgium
IVC Nutzfahrzeuge AG	Switzerland
IVC Véhicules Industriels S.A.	Switzerland
Iveco (Schweiz) AG	Switzerland
Iveco (UK) Ltd	United Kingdom
Iveco Argentina S.A.	Argentina
Iveco Austria GmbH	Austria
Iveco Bayern GmbH	Germany
Iveco Colombia Ltda.	Colombia
Iveco Contract Services Limited	United Kingdom
Iveco Danmark A/S	Denmark
Iveco Eurofire (Holding) GmbH	Germany
Iveco Fiat Brasil Ltda	Brazil
Iveco Finance AG	Switzerland
Iveco Finance GmbH	Germany
Iveco Finance Limited	United Kingdom
Iveco Finanziaria S.p.A.	Italy
Iveco Finland OY	Finland
Iveco France S.A.	France
Iveco International Trade Finance S.A.	Switzerland
Iveco Investitions GmbH	Germany
Iveco L.V.I. S.a.s.	France
Iveco Latin America Ltda	Brazil
Iveco Lease GmbH	Germany
Iveco Limited	United Kingdom
Iveco Lorraine S.a.s.	France
Iveco Magirus AG	Germany
Iveco Magirus Brandschutztechnik GmbH	Germany
Iveco Mezzi Speciali S.p.A.	Italy
Iveco Motorenforschung AG	Switzerland
Iveco Motors of North America Inc.	U.S.A.
Iveco Nederland B.V.	Netherlands
Iveco Nord Nutzfahrzeuge GmbH	Germany
Iveco Nord-Ost Nutzfahrzeuge GmbH	Germany
Iveco Norge A.S.	Norway
Iveco Nutzfahrzeuge Nord-West GmbH	Germany
Iveco Otomotiv Ticaret A.S.	Turkey
Iveco Participations S.A.	France
Iveco Pegaso S.L.	Spain
Iveco Pension Trustee Ltd	United Kingdom
Iveco Plan S.A. de Ahorro para fines determinados	Argentina
Iveco Poland Ltd.	Poland
Iveco Portugal-Comercio de Veiculos Industriais S.A.	Portugal
Iveco South Africa (Pty) Ltd.	South Africa

Iveco Sud-West Nutzfahrzeuge GmbH	Germany
Iveco Sweden A.B.	Sweden
Iveco Trucks Australia Limited	Australia
Iveco Ukraine Inc.	Ukraine
Iveco Venezuela C.A.	Venezuela
Iveco West Nutzfahrzeuge GmbH	Germany
Karosa A.S.	Czech Republic
Karosa r.s.o.	Slovack Republic
Lavorazione Plastica S.r.l.	Italy
Lohr-Magirus Feuerwehrtechnik GmbH	Austria
Mediterranea de Camiones S.L.	Spain
Officine Brennero S.p.A.	Italy
S.A. Iveco Belgium N.V.	Belgium
S.C.I. La Méditerranéenne	France
Seddon Atkinson Vehicles Ltd	United Kingdom
Sicca S.p.A.	Italy
Société Charolaise de Participations S.A.	France
Société de Diffusion de Vehicules Industriels-SDVI S.A.S.	France
Transolver Finance S.A.	France
Transolver Service S.A.	Spain
Transolver Service S.p.A.	Italy
Transolver Services GmbH	Germany
Transolver Services S.A.	France
Trucksure Services Ltd	United Kingdom
Utilitaries & Véhicules Industriels Franciliens-UVIF SAS	France
Zona Franca Alari Sepauto S.A.	Spain

Ferrari and Maserati
Ferrari S.p.A.	Italy
410 Park Display Inc.	U.S.A.
Charles Pozzi S.A.	France
Ferrari (Suisse) SA	Switzerland
Ferrari Deutschland GmbH	Germany
Ferrari International S.A.	Luxembourg
Ferrari Maserati UK	United Kingdom
Ferrari N. America Inc.	U.S.A.
Ferrari San Francisco Inc.	U.S.A.
GSA-Gestions Sportives Automobiles S.A.	Switzerland
Maserati North America Inc.	U.S.A.
Maserati S.p.A.	Italy
Pozzi Rent Snc	France
Société de Transformation Automobile Lyonnaise—S.T.A.L. S.a.r.l.	France
Société Française de Participations Ferrari—S.F.P.F. S.A.R.L.	France

Components
Magneti Marelli Holding S.p.A.	Italy
Automotive Lighting Brotterode GmbH	Germany

Automotive Lighting Holding GmbH in liquidation	Austria
Automotive Lighting Italia S.p.A.	Italy
Automotive Lighting LLC	U.S.A.
Automotive Lighting o.o.o.	Russia
Automotive Lighting Polska Sp. z o.o.	Poland
Automotive Lighting Rear Lamps Deutschland GmbH	Germany
Automotive Lighting Rear Lamps Espana S.A.	Spain
Automotive Lighting Rear Lamps France S.A.	France
Automotive Lighting Rear Lamps Italia S.p.A.	Italy
Automotive Lighting Reutlingen GmbH	Germany
Automotive Lighting S.R.O.	Czech Republic
Automotive Lighting UK Limited	United Kingdom
Fiat CIEI S.p.A.	Italy
Iluminacao Automotiva Ltda	Brazil
Industrial Yorka de Mexico S.A. de C.V.	Mexico
Industrial Yorka de Tepotzotlan S.A. de C.V.	Mexico
Industrias Magneti Marelli Mexico S.A. de C.V.	Mexico
Kadron S/A	Brazil
Magneti Marelli After Market S.p.A.	Italy
Magneti Marelli Argentina S.A.	Argentina
Magneti Marelli Automotive Components (WUHU) Co. Ltd.	People’s Rep.of China
Magneti Marelli Cofap Companhia Fabricadora de Pecas	Brazil
Magneti Marelli Components B.V.	Netherlands
Magneti Marelli Conjuntos de Escape S.A.	Argentina
Magneti Marelli Controle Motor Ltda.	Brazil
Magneti Marelli Deutschland GmbH	Germany
Magneti Marelli do Brasil Industria e Comercio SA	Brazil
Magneti Marelli Electronica SL	Spain
Magneti Marelli Elektronische Systeme GmbH	Germany
Magneti Marelli Eletronica Ltda	Brazil
Magneti Marelli Escapamentos Ltda	Brazil
Magneti Marelli Exhaust Systems Polska Sp. z o.o.	Poland
Magneti Marelli France S.A.	France
Magneti Marelli Guangzhou Motor Vehicle Instruments Co. Limited	People’s Rep.of China
Magneti Marelli Holding U.S.A. Inc.	U.S.A.
Magneti Marelli Iberica S.A.	Spain
Magneti Marelli Infotelecom Ltda	Brazil
Magneti Marelli Mexico S.A.	Mexico
Magneti Marelli Motopropulsion France SAS	France
Magneti Marelli North America Inc.	U.S.A.
Magneti Marelli Poland S.A.	Poland
Magneti Marelli Powertrain (Shanghai) Co. Ltd.	People’s Rep.of China
Magneti Marelli Powertrain GmbH	Germany
Magneti Marelli Powertrain S.p.A.	Italy
Magneti Marelli Powertrain U.S.A. LLC	U.S.A.
Magneti Marelli Sistemi di Scarico S.p.A.	Italy
Magneti Marelli Sistemi Elettronici S.p.A.	Italy

Magneti Marelli South Africa (Proprietary) Limited	South Africa
Magneti Marelli Suspension Systems Poland Sp. z o.o.	Poland
Magneti Marelli Svenska A/B in liquidation	Sweden
Magneti Marelli Systèmes Electroniques France S.A.S.	France
Magneti Marelli Tubos de Escape SL	Spain
Magneti Marelli U.K. Limited	United Kingdom
Malaysian Automotive Lighting SDN. BHD	Malaysia
Servicios Administrativos Corp. IPASA S.A.	Mexico
Sistemi Sospensioni S.p.A.	Italy
Tecnologia de Iluminacion Automotriz S.A. de C.V.	Mexico
Tutela Lubrificantes S.A.	Brazil
Ufima S.A.S.	France
Yorka de Mexico S.r.l. de CV	Mexico

Production Systems
Comau S.p.A.	Italy
Autodie International, Inc.	U.S.A.
Comau (Shanghai) Automotive Equipment Co. Ltd.	People’s Rep.of China
Comau Argentina S.A.	Argentina
Comau Belgium N.V.	Belgium
Comau Deutschland GmbH	Germany
Comau do Brasil Industria e Comercio Ltda.	Brazil
Comau Estil Unl.	United Kingdom
COMAU Germann-Intec GmbH & Co. KG	Germany
Comau India Private Limited	India
COMAU Ingest Sverige AB	Sweden
Comau Pico Holdings Corporation	U.S.A.
Comau Poland Sp. z o.o.	Poland
Comau Romania S.R.L.	Romenia
Comau SA Body Systems (Pty) Ltd.	South Africa
Comau SA Press Tools and Parts (Pty) Ltd.	South Africa
Comau SA Properties (Pty) Ltd.	South Africa
Comau Sciaky S.A.	France
Comau Service France S.A.	France
Comau Service Systems S.L.	Spain
Comau Service U.K. Ltd	United Kingdom
Comau South Africa (Pty) Ltd.	South Africa
Comau Systèmes France S.A.	France
Eagle Test and Assembly Co.	U.S.A.
Estil Shrewsbury Ltd. in liquidation	United Kingdom
Geico do Brasil Ltda	Brazil
Geico Endustriyel Taahhut A.S.	Turkey
Geico S.p.A.	Italy
Germann-Intec Verwaltungs GmbH	Germany
Mecaner S.A.	Spain
Novi Industries, Inc.	U.S.A.
Pico East, Inc.	U.S.A.

Pico Estil Control Systems Ltd.	United Kingdom
Pico Estil Manufacturing Ltd. in liquidation	United Kingdom
Pico Europe, Inc.	U.S.A.
Pico Expatriate, Inc.	U.S.A.
Pico Iaisa S.de R.L. de C.V.	Mexico
Pico Pitex S.de R.L. C.V.	Mexico
Pico Resources, Inc.	U.S.A.
Precision.Com Corp.	U.S.A.
Progressive Industries Co. of Canada Ltd.	Canada
Progressive Mexico S.de R.L. de C.V.	Mexico
Progressive Tool & Industries Company	U.S.A.
Trebol Tepotzotlan S.de R.L. de C.V.	Mexico
Wisne Automation & Engineering Co.	U.S.A.

Metallurgical Products
Teksid S.p.A.	Italy
Accurcast Limited in liquidation	Canada
Compania Industrial Frontera S.A. de C.V.	Mexico
Fonderie du Poitou Fonte S.A.S.	France
Funfrap-Fundicao Portuguesa S.A.	Portugal
Jutras Die Casting Limited in liquidation	Canada
Magnesium Products of America Inc.	U.S.A.
Magnesium Products of Italy S.r.l.	Italy
Meridian Deutschland GmbH	Germany
Meridian Magnesium LLC in liquidation	U.S.A.
Meridian Technologies Inc.	Canada
Meridian Technologies Japan Inc.	Canada
Shanghai Meridian Magnesium Products Company Limited	People’s Rep.of China
Société Bretonne de Fonderie et de Mécanique S.A.	France
Teksid Acquisition Inc.	Canada
Teksid do Brasil Ltda	Brazil
Teksid Hierro de Mexico S.A. de C.V.	Mexico
Teksid Inc.	U.S.A.
Teksid Iron Poland Sp. z o.o.	Poland

Services
Business Solutions S.p.A.	Italy
Atlanet S.p.A.	Italy
Building Services S.r.l.	Italy
Building Support S.r.l.	Italy
Business Solutions Argentina S.A.	Argentina
Business Solutions Deutschland FiatGroup GmbH	Germany
Business Solutions do Brasil Ltda	Brazil
Business Solutions France FiatGroup S.a.s.	France
Business Solutions Iberica Fiat Group SL	Spain
Business Solutions Polska Sp. z o.o.	Poland
Delivery & Mail S.r.l.	Italy

eSPIN S.p.A.	Italy
Fast Buyer do Brasil Ltda	Brazil
Fast Buyer France S.a.r.l.	France
Fast-Buyer S.p.A.	Italy
Fiat GES.CO. Belgium N.V.	Belgium
Fiat Gesco S.p.A.	Italy
Gesco U.K. Limited	United Kingdom
Global Value S.p.A.	Italy
H.R. Services S.p.A.	Italy
Individua S.p.A.	Italy
Ingest Facility Polska Sp. z o.o.	Poland
Ingest Facility S.p.A.	Italy
Isvor Knowledge System S.p.A.	Italy
KeyG Consulting S.p.A.	Italy
Learning Systems S.p.A.	Italy
Risk Management S.p.A.	Italy
Sadi Brasil Ltda.	Brazil
Sadi Polska-Agencja Celna Sp. z o.o.	Poland
Scuola di Pubblica Amministrazione S.p.A.	Italy
Servizi e Attività Doganali per l’Industria S.p.A.	Italy
Sestrieres S.p.A.	Italy
Sporting Club Sestrieres S.r.l.	Italy
Telexis do Brasil Ltda.	Brazil
Trantor S.r.l.	Italy
Worknet Formazione S.r.l.	Italy
WorkNet società di fornitura di lavoro temporaneo-per azioni	Italy

Publishing and Communications
Itedi-Italiana Edizioni S.p.A.	Italy
Editrice La Stampa S.p.A.	Italy
Publikompass S.p.A.	Italy

Miscellaneous and Holding companies
C.R.F. Società Consortile per Azioni	Italy
Centro Ricerche Plast-Optica S.p.A.	Italy
Consorzio “Sirio” per la Sicurezza Industriale	Italy
Deposito Avogadro S.r.l.	Italy
Elasis-Società Consortile per Azioni	Italy
Fahag Immobilien-und Finanz-Gesellschaft AG	Switzerland
Fias Fiat Administration und Service GmbH	Germany
Fiat Argentina S.A.	Argentina
Fiat Concord S.A.	Argentina
Fiat do Brasil S.A.	Brazil
Fiat Energia S.r.l.	Italy
Fiat Financas Brasil Ltda	Brazil
Fiat Finance and Trade Ltd	Luxembourg
Fiat Finance Canada Ltd.	Canada

Fiat Finance Luxembourg S.A.	Luxembourg
Fiat Finance North America Inc.	U.S.A.
Fiat France S.A.	France
Fiat Ge.Va. S.p.A.	Italy
Fiat Gesco UK Limited in liquidation	United Kingdom
Fiat Gra.De EEIG	United Kingdom
Fiat Iberica S.A.	Spain
Fiat Information & Communication Services società consortile per azioni	Italy
Fiat International S.p.A.	Italy
Fiat Netherlands Holding N.V.	Netherlands
Fiat Partecipazioni S.p.A.	Italy
Fiat Polska Sp. z o.o.	Poland
Fiat Servizi per l’Industria S.c.p.a.	Italy
Fiat Servizi S.A.	Switzerland
Fiat U.S.A. Inc.	U.S.A.
Fiat United Kingdom Limited	United Kingdom
Fiat-Revisione Interna S.c.r.l.	Italy
IHF-Internazionale Holding Fiat S.A.	Switzerland
Intermap (Nederland) B.V.	Netherlands
Isvor Fiat Società consortile di sviluppo e addestramento industriale per Azioni	Italy
La Stampa Europe SAS	France
Neptunia Assicurazioni Marittime S.A.	Switzerland
New Business 7 S.p.A.	Italy
New Business 8 S.p.A.	Italy
New Business Quattordici S.p.A.	Italy
Palazzo Grassi S.p.A.	Italy
Pharos S.r.l.	Italy
Rimaco S.A.	Switzerland
Sisport Fiat Società per Azioni-SF	Italy

Subsidiaries valued by the equity method

Automobiles
Alfa Romeo Inc.	U.S.A.
Alfa Romeo Motors Ltd.	Thailand
Andalcar Motor S.L.	Spain
Auto Italia Erfurt GmbH in liquidation	Germany
F.A. Austria Commerz GmbH	Austria
Fiat Auto Egypt Industrial Company SAE	Egypt
Fiat Auto Egypt S.A.E.	Egypt
Fiat Auto S.A. de Ahorro para Fines Determinados	Argentina
Fiat Auto Thailand Pvt. Ltd.	Thailand
Fiat Automoviles Venezuela C.A.	Venezuela
Italcar SA	Morocco
Leasys S.p.A.	Italy
Multipoint Sevilla S.A.	Spain

Sirio Polska Sp. z o.o.	Poland
Targa Trafficmaster S.p.A.	Italy
Zao Nizhegorod Motors	Russia

Agricultural and Construction Equipment
Farmers New Holland Inc.	U.S.A.
La Grande New Holland Inc.	U.S.A.
Medicine Hat New Holland Ltd.	Canada
Memphis New Holland Inc.	U.S.A.
Northside New Holland Inc.	U.S.A.
Pensacola Tractor & Equipment Inc.	U.S.A.
Ridgeview New Holland Inc.	U.S.A.
St. Catharines New Holland Ltd.	Canada
Sunrise Tractor & Equipment Inc.	U.S.A.
Tri-County New Holland Inc.	U.S.A.

Commercial Vehicles
Altra S.p.A.	Italy
F. Pegaso S.A.	Spain
Financière Pegaso France S.A.	France
Iveco S.P.R.L.	Congo (Dem. Rep. Congo)

Components
Cofap Fabricadora de Pecas Ltda	Brazil
Seima Italiana Auto Svet	Russia

Production Systems
Comau AGS S.p.A.	Italy
Comau Australia Pty. Ltd	Australia
Comau Russia OOO	Russia
Sciaky s.a.s.	France

Metallurgical Products
Teksid of India Private Limited Company in liquidation	India

Services
Cromos Consulenza e Formazione S.r.l. in liquidation	Italy
Matrix S.r.l. in liquidation	Italy

Publishing and Communications
BMI S.p.A.	Italy

Miscellaneous and Holding companies
Banca Unione di Credito (Cayman) Ltd	Cayman Islands
BUC—Banca Unione di Credito	Switzerland
Business Solutions FiatGroup USA Inc.	U.S.A.
Centro Studi sui Sistemi di Trasporto-CSST S.p.A.	Italy

European Engine Alliance EEIG	United Kingdom
Fiat (China) Business Co., Ltd.	People’s Rep.of China
Fiat Russia OOO	Russia
Isvor Dealernet S.r.l. in liquidation	Italy
Luganova S.A.	Switzerland
SGR-Sociedad para la Gestion de Riesgos S.A.	Argentina
Sistemi Ambientali S.p.A. in liquidation	Italy